AXIS Capital Holdings Limited Investment Portfolio Supplemental Information and Data June 30, 2010 Exhibit 99.3

Cautionary Note on Forward Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private
Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-
looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.
Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:
• the occurrence of natural and man-made disasters,
• actual claims exceeding our loss reserves,
• general economic, capital and credit market conditions,
• the failure of any of the loss limitation methods we employ,
• the effects of emerging claims and coverage issues,
• the failure of our cedants to adequately evaluate risks,
• the loss of one or more key executives,
• a decline in our ratings with rating agencies,
• loss of business provided to us by our major brokers,
• changes in accounting policies or practices,
• changes in governmental regulations,
• increased competition,
• changes in the political environment of certain countries in which we operate or underwrite business, and
• fluctuations in interest rates, credit spreads, equity prices and/or currency values.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Total Cash and Invested Assets
Total Cash and Invested Assets: $12.2 Billion
Total Portfolio Allocation
Total Portfolio Ratings Allocation
Note:  Other investments include hedge funds, CLO equity tranches, credit funds and short duration high yield fund.
(As of June 30, 2010)
Equities
2%
Short Term
Investments
1%
Other Investments
5%
Municipals
5%
Corporates
33%
Foreign Govt Agency
6%
Cash & Cash
Equivalents
10%
US Govt/Agency
12%
Agency MBS
14%
ABS
5%
Non Agency RMBS
2%
Non Agency CMBS
5%
AAA
21%
AA
9%
Equities
2%
Below BBB
1%
BBB
11%
A
16%
US
Govt/Agency/Cash &
Cash
Equivalents/Agency
MBS
35%
Other Investments
(unrated)
5%

Non-Agency CMBS: Detail
Fair Value ($ in millions)
Net Unrealized Gain ($ in millions)
Rating by Vintage (%)
Rating by Vintage ($ in millions)
Vintage AAA AA A BBB Total
2010 $7 $- $- $- $7
2009 13 - - - 13
2008 8 - - - 8
2007 46 - 61 1 108
2006 104 34 12 - 150
2005 112 5 7 4 128
Other 188 6 1 - 195
Total $478 $45 $81 $5 $609
Net
Unrealized $22 $2 $2 $- $26

Key Characteristics
• 78.4% AAA, 96.7% senior/super senior tranches
• 125 securities
• Weighted average life of 4.49 years
• Duration of 3.42
• Book yield is 5.59%
• Average price of 103% of par
(As of June 30, 2010)
Total Non Agency CMBS: $609 Million
(5% of total portfolio)
$-
$20
$40
$60
$80
$100
$120
$140
$160
Pre
2001
2002 2003 2004 2005 2006 2007 2008 2009 2010
AAA AA A BBB
0%
20%
40%
60%
80%
100%
Pre
2001
2002 2003 2004 2005 2006 2007 2008 2009 2010
AAA AA A BBB

Non-Agency CMBS: Detail (Continued)
• Average loan to value of the underlying collateral is 73.1
• Average subordination has improved to 27.5% from 25.7% at origination
• Current percentage of defeased collateral is 7.94%
• Average current collateral delinquency is 10.48%
Asset Class
Amortized
Cost
Net Unrealized
Gain Fair Value
Office $196 $8 $204
Retail 185 9 194
Multifamily 90 4 94
Hotel 44 2 46
Industrial 25 1 26
Mixed use 13 1 14
Self storage 11 - 11
Mobile home 9 - 9
Healthcare 4 - 4
Other 6 1 7
Total $583 $26 $609

Years to Maturity
Amortized
Cost
Net Unrealized
Gain Fair Value
< 2 $92 $2 $94
2.1 – 3 73 2 75
3.1 – 4 88 8 96
4.1 – 5 90 4 94
5.1 – 7 222 10 232
7.1 – 10 6 - 6
> 10 12 - 12
Total $583 $26 $609
Collateral Property Type ($ in millions) Maturity Detail ($ in millions)
(As of June 30, 2010)

Investment Grade Fixed Income:  RMBS
Key Characteristics – Non Agency RMBS
• Non-Agency RMBS have an amortized cost
of $235 million with net unrealized loss of
$14 million
• This sector includes prime, Alt-A and
subprime collateral
• Non-Agency RMBS is 56.4% AAA-rated as
detailed on the following slides
Total Agency and Non-Agency RMBS: $1.9 Billion
(16% of total portfolio)
Key Characteristics – Agency RMBS
• Primarily pass-through securities
issued by the Federal Home Loan
Mortgage Corporation, Federal
National Mortgage Association, and the
Government National Mortgage
Association
• These securities have an amortized cost
of $1.6 billion with a net unrealized gain
of $64 million
• Duration of 2.43
• Book yield is 4.27%
(As of June 30, 2010)
Agency RMBS
88%
Non-Agency
RMBS
12%

Non-Agency RMBS: Detail
Fair Value ($ in millions)
Rating by Vintage (%)
Rating by Vintage ($ in millions)
Vintage AAA AA A BBB
Below
BBB Total
2010 $28 $- $- $- $- $28
2009 2 - - - - 2
2007 1 6 1 - 21 29
2006 7 1 - - 22 30
2005 22 3 - 11 21 57
2004 33 1 2 1 1 38
Other 32 4 - - 1 37
Total $125 $15 $3 $12 $66 $221
Net
Unrealized $(5) $(2) $(1) $(2) $(4) $(14)
Net Unrealized (Loss) ($ in millions)

Key Characteristics
• 56.4% AAA
• 172 securities
• Weighted average life of  4.74 years
• Duration of 0.16
• Book yield is 5.99%
• Average price of 87% par
(As of June 30, 2010)
$-
$10
$20
$30
$40
$50
$60
Pre
2001
2002 2003 2004 2005 2006 2007 2009 2010
AAA AA A BBB Below BBB
0%
20%
40%
60%
80%
100%
Pre
2001
2002 2003 2004 2005 2006 2007 2009 2010
AAA AA A BBB Below BBB

Non-Agency RMBS: Detail (Continued)
Years to Maturity
Amortized
Cost Net Unrealized Loss Fair Value
< 2 $34 $(1) $33
2.1 – 3 30 - 30
3.1 – 4 47 (2) 45
4.1 – 5 29 (3) 26
5.1 – 7 64 (5) 59
7.1 – 10 15 (3) 12
>10 16 - 16
Total $235 $(14) $221
Maturity Detail ($ in millions)

•
The fair value of securities with Subprime content is $14 million
• The fair value of securities with Alt-A content is $55 million
(As of June 30, 2010)
Note: Our Alt-A and Subprime classification is determined by the underlying collateral. A security with any level of Alt-A or Subprime collateral is classified as such even if the majority of the collateral is prime.

Investment Grade Fixed Income:  Corporate Debt
Total Corporate Debt: $4.1 Billion
(33% of total portfolio)
(As of June 30, 2010)
*Medium-Term Notes primarily comprise European credit issuances
Direct Non
Financials
44%
Medium Term
Notes*
8%
Direct Financials
48%
• Average corporate debt rating  A
• Weighted average life of years 4.68
• Duration of 3.51
• Book Yield is 4.02%

Investment Grade Corporate Debt: Financials
Financials by Subsector: $2.0 Billion
(16% of total portfolio)

(As of June 30, 2010)
Commercial Finance
9%
Consumer Finance
4%
Corporate Finance
5%
Brokerage
12%
US Banking
28%
Non US Govt
Guaranteed
17%
Foreign Banks
22%
Insurance
3%
Amortized
Cost
Net Unrealized
Gain/(Loss) Fair Value
US Banking $540 $10 $550
Brokerage 232 6 238
Commercial Finance 178 - 178
Consumer Finance 69 2 71
Corporate Finance 100 3 103
Foreign Banks 456 (15) 441
Insurance 50 1 51
Non US Govt Guaranteed 332 3 335
Total $1,957 $10 $1,967
• Included in Investment Grade Corporate Debt for
Financials are $119 million of FDIC guaranteed bonds

Corporate Debt - Financials: Detail
Amortized
Cost
Net
Unrealized
Gain Fair Value
Bank of America $168 $3 $171
JP Morgan Chase 136 7 143
Citigroup Inc 124 3 127
Morgan Stanley 117 1 118
General Electric 110 2 112
Goldman Sachs 95 3 98
HSBC Holdings PLC 73 1 74
Wells Fargo & Co 68 2 70
Credit Suisse 43 2 45
Barclays PLC
36 1 37
Top 10 Direct Financial Holdings ($ in millions)
Amortized
Cost
Net Unrealized
Gain/(Loss) Fair Value
AAA $474 $4 $478
AA 439 (5) 434
A 914 7 921
BBB 102 3 105
Below BBB 28 1 29
Total $1,957 $10 $1,967
Financials by Rating ($ in millions)
(As of June 30, 2010)

Investment Grade Corporate Debt: Non-Financials
Amortized
Cost
Net Unrealized
Gain/(Loss) Fair Value
Communications $444 $18 $462
Consumer cyclicals 124 (1) 123
Consumer non cyclicals 345 12 357
Electric 219 13 232
Energy 209 3 212
Industrial 128 6 134
Natural gas 138 - 138
Other 15 - 15
Technology 73 4 77
Transportation 17 - 17
Total $1,712 $55 $1,767
Non-Financials By Subsector: $1.8 Billion
(15% of total portfolio)
(As of June 30, 2010)

Subsector Detail ($ in millions)
Consumer cyclicals
7%
Technology
4%
Other
1%
Industrial
8%
Transportation
1%
Communications
26%
Natural gas
8%
Energy
12%
Consumer non
cyclicals
20%
Electric
13%

Top 10 Direct Non-Financial Holdings ($ in millions)
Corporate Debt - Non-Financials: Detail
Amortized
Cost
Net Unrealized
Gain Fair Value
Verizon
Communications $97 $8 $105
AT&T 58 3 61
Time Warner Cable 55 3 58
Comcast
Corporation 51 3 54
Kraft Foods Inc 46 2 48
Roche Holding AG 44 3 47
Duke Energy Corp 40 3 43
Kinder Morgan
Energy Partners 41 - 41
Anheuser-Busch
37 1 38
Daimler AG
32 1 33
Amortized
Cost
Net Unrealized
Gain Fair Value
AAA $7 $1 $8
AA 189 6 195
A 705 31 736
BBB 799 17 816
Below BBB 12 - 12
Total $1,712 $55 $1,767
Non Financials by Rating ($ in millions)

(As of June 30, 2010)

Investment Grade Corporate Debt:
Medium-Term Notes
• Credit issuances accessed via medium-term notes which employ leverage
• Current leverage 0.48 (for each unit of client capital an additional 0.48 of borrowed capital is employed)
• Investment results driven by changes in credit spreads and the yield based on LIBOR plus the credit spread
• Average yield of medium-term notes is LIBOR + 279 bps
Fair Value by Region
Amortized
Cost
Net Unrealized
Gain
Fair
Value
% of Total
Portfolio
Medium-Term Notes $302 $24 $326 2.7
Fair Value by Rating Fair Value by Sector
Medium-Term Notes ($ in millions)
(As of June 30, 2010)
Middle East
2%
UK
33%
Western Europe
57%
Eastern Europe
3%
Other
5%
Below BBB
21%
BBB
39%
AAA
0%
AA
6%
A
34%
ABS
13%
Financials
22%
Corporate &
Sovereign
65%

Investment Grade Fixed Income: ABS
Amortized
Cost
Net Unrealized
Gain/(Loss) Fair Value
Auto ABS $399 $3 $402
CLO –
debt tranches 57 (14) 43
CDO 5 (1) 4
Credit card 56 1 57
Equipment 36 - 36
Other ABS 108 5 113
Total $661 $(6) $655

ABS by Subsector: $655 Million
(5% of total portfolio)
(As of June 30, 2010)
Auto ABS
61%
Equipment
6%
Credit card
9%
CDO
1%
CLO - debt
tranches
6%
Other ABS
17%
Subsector Detail ($ in millions)

ABS: Detail
Years to Maturity
Amortized
Cost
Net Unrealized
Gain/(Loss) Fair Value
< 2 $351 $2 $353
2.1 – 3 103 1 104
3.1 – 4 50 (6) 44
4.1 – 5 87 (3) 84
5.1 – 7 28 (2) 26
7.1 – 10 40 2 42
>10 2 - 2
Total $661 $(6) $655

Maturity Detail ($ in millions)
Vintage Detail ($ in millions)
(As of June 30, 2010)
Vintage AAA AA A BBB
Below
BBB Total
2010 $191 $- $- $- $- $191
2009 243 - - - - 243
2008 114 - - - - 114
2007 23 - - - - 23
2006 17 - - - - 17
Other 23 - 10 12 22 67
Total $611 $- $10 $12 $22 $655
Net
Unrealized $9 $ - $(3) $(3) $(9) $(6)
Key Characteristics
• 93.1% AAA
• 93 securities
• Weighted average life of  years 2.54
• Duration of  1.22
• Book yield is 2.01%
• Average price of 100% of par
Amortized
Cost
Net Unrealized
Gain/(Loss) Fair Value
AAA $601 $9 $610
AA - - -
A 12 (2) 10
BBB 16 (3) 13
Below BBB 32 (10) 22
Total $661 $(6) $655
Rating Detail ($ in millions)
Net Unrealized Gain/(Loss) ($ in millions)

Fund of
Funds
67%
Single
Managers
33%
Other Investments Overview
CLO - equity
tranches
11%
Hedge Funds
61%
Short duration
high yield
fund
10%
Credit funds
18%
Total Other Investments: $548 million
(5% of total portfolio)
(As of June 30, 2010)

Key Characteristics
• Short duration high yield fund – invests mainly in high yield bonds with an average maturity of  3.1 years and average rating of B
• Credit funds – invest in bank loans, investment grade credit and distressed debt
• CLO equity tranches – equity tranches of cash flow collateralized loan obligations that invest primarily in first-lien bank loans
• Fund of Funds – seek to achieve attractive risk adjusted total returns by investing in a large diversified portfolio of asset managers
• Single managers – invest in event driven, equity long short, and energy MLP strategies
Hedge Funds
Total Other Investments